KONA GRILL®

NASDAQ: KONA


KONA GRILL

Investor Presentation

May 2013

Important Cautions Regarding Forward-Looking Statements

KONA GRILL

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the adverse impact if restaurant sales decrease, a decline in visitors to activity centers surrounding our restaurants, the limited history for evaluating our company; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

Who We Are…

KONA GRILL

- Emerging national restaurant concept positioned as **differentiated upscale, polished casual**
- Flavorful new American cuisine, award-winning sushi, significant bar business
- Moderately priced **$25 avg. check** with high unit volumes
- 2012 sales: $96.0 million


KONA GRILL









What Sets Us Apart?

KONA GRILL

- **Successful Execution in 4 Dayparts**
  - Lunch
  - Happy Hour
  - Dinner
  - Reverse Happy Hour



- **3 Distinct Businesses**
  - Sushi
  - Bar
  - American Grill



Where We Are…

KONA GRILL


Eden Prairie
Boise
Troy
Lincolnshire
Omaha
Oak Brook
Stamford
Woodbridge
Carmel
Denver
Kansas City
Baltimore
Richmond
Las Vegas
Phoenix
Scottsdale
Chandler
Gilbert
Fort Worth
Dallas
Austin
The Woodlands
Baton Rouge
San Antonio
Houston
Tampa

- 23 restaurants across 16 states
- Two new restaurants to open in 2013
- Average unit volume: $4.2 million
- ***Nationwide opportunity of 100+ locations***

★ Existing restaurant
★ Executed lease for new restaurant

NASDAQ:KONA

Strategy

Kona Grill

- **Build premier polished casual concept**
- **Capitalize on 4 daypart model with 3 distinct businesses**
- **Take brand to the next phase of growth**
  - 23 profitable restaurants in 16 states
  - Top quartile restaurant operating margins
  - Strong same-store sales momentum on a trailing two year basis
- **Disciplined return-on-investment focus**

2012 Highlights

KONA GRILL

- **Achieved best year in the company's history**
  - Improved income from continuing operations by 127% to $5.3M
- **Same-store sales of 2.7%; successfully lapped 8.8% in 2011**
- **Improved operating margins by 100 bps to 18.8%**
- **Reduced G&A by $1.4 million to $7.0 million or 7.3% of sales**
- **Increased cash to $8M, including $5.5 million for stock buyback**
  - Strongest balance sheet in the company's history
- **Stock price increased 42%; 11th best performance in industry**

2013 Highlights

Kona Grill

- $8.5 million in cash and investments at March 31
- Entered into $20.0 million credit facility
- Signed 3 new leases
  - Boise, Idaho
  - Fort Worth, Texas
  - The Woodlands, Texas
- Expect to open 2 restaurants in 2013

Menu & Day Part Mix

Menu Mix



Beer
9%
Wine
7%
Liquor
14%
Appetizers
10%
Soups &
Salads
7%
Flatbreads,
Pasta, &
Sandwiches
11%
Entrees
14%
Desserts
& Bev
4%
Sushi
24%

Day Part



Non-peak
23%
9PM -
Close
11%
3PM - 5PM
12%
Lunch
23%
Dinner
54%

Differentiated Menu Options



Macadamia Nut Chicken



Picasso Roll



Thai Beef Noodle Salad



Sushi & Sashimi Combo



Avocado Egg Roll



Kona Calamari

Strict Site Selection Strategy

KONA GRILL

- Target:
  - High traffic, upscale retail centers and shopping malls
  - Lifestyle/entertainment centers
  - Urban power dining locations
  - Significant commercial, residential and daytime population
- Empirical site selection model
- Rigorous ROI review
- Prototype: 6,500 sq. ft. & 280 seats


KONA GRILL


KONA GRILL

Target Market

KONA GRILL

- Adults 25 - 55
- HH Income $70K+
- High education (grad school)
- Health conscious
- High frequency

New Design Prototype

KONA GRILL

- Prototype for new restaurants and remodels
- Features modern design elements that appeal to guests


KONA GRILL

Host Stand and Entry Way


KONA GRILL

Outdoor Patio

New Design Prototype

KONA GRILL

- Creates inviting atmosphere for guests to enjoy during various dining occasions



Dining Room and Sushi Bar



Lounge

Exceptional Dining Experience

KONA GRILL

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded best sushi in multiple markets (24% of total sales)
- Voted best happy hour in several cities
  - Bar business (30%+ of total sales)
- Multiple choices for health conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy



Exceptional Service

- Emphasis on training & supervision
- Formal performance reviews
- Low staff to table ratio
- Higher than peer guest satisfaction scores



Loyal User Base

KONA GRILL

Guest Usage*	KONA GRILL	Casual Dining Industry Range
Heavy	**17%**	10-15%
Medium	**37%**	16-30%
Light	**46%**	55-60%



* Visits in last 90 days:

Heavy 9+

Medium 4-8

Light 1-3

Brand Positioning & Awareness

KONA GRILL

- Creating buzz
  - Social marketing (Yelp, Facebook, Twitter)
  - SEO/SEM & other interactive advertising
  - Print advertising
- Local restaurant marketing
  - Public relations
  - Targeted direct mailing
  - Konavore local events
  - Charity event sponsorship
  - Concierge



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Loyalty Program

KONA GRILL

KONAVORE

- 200,000+ Konavore members
- Drive traffic by keeping Kona Grill top of mind
- Deliver increased frequency through unique offerings

Experienced Senior Leadership Team KONA GRILL

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (16% of company) ▪ Board member since 2009 ▪ 10+ years of investment management
Christi Hing Chief Financial Officer	▪ 17 years of finance and accounting experience ▪ 7+ years with Kona
Marci Rude VP of Development	▪ 21+ years of commercial real estate experience ▪ Instrumental in PF Chang's bistro growth phase
Jenny Elkins VP of Operations	▪ 10+ years with Kona ▪ Previous roles include senior director of training, district manager and general manager
Chris Moran VP of Food and Beverage	▪ 26+ years of restaurant industry experience ▪ Roles of increasing responsibilities, including corporate executive chef - Redstone American Grill

KONA GRILL®

FINANCIAL OVERVIEW

Affordable Dining Experience

KONA GRILL

Average check compares favorably to competition



$14.00
$10.92
$19.45
$16.53
$21.50
$17.94
$22.56
$17.93
$25.00
$17.50
$28.13
$23.35
BJ's
The Cheesecake Factory
P.F. CHANG'S
BRIO
KONA GRILL
J. ALEXANDER'S

With vs. without alcohol.

Source: 2012 10-K, most recent 10-Q & estimates for food component of average check.
PF Chang's and J. Alexander's data is for 2011 as they are now privately held.

Stable Sales Growth

KONA GRILL



Restaurant Sales
($ millions)
CAGR 2008-2012: 7%
$72.7
$76.0
$82.7
$93.7
$96.0
2008
2009
2010
2011
2012

Highly Leverageable Operating Model

KONA GRILL

Targeted Operating Margin: 18.5% to 19.5%


20.0%
15.0%
10.0%
5.0%
15.9%
14.7%
17.8%
18.8%
10.3%
19.9%
18.7%
2009
2010
2011
2012
Q4 09*
Q1 12
Q1 13

* Lowest margin in company's history; development pipeline placed on hold

G&A Leverage Provides Opportunity for EBITDA Growth

KONA GRILL

Adjusted G&A as % of Sales



10.3%
8.8%
8.1%
7.8%
7.0%
8.0%
2008
2009
2010
2011
2012
2013E

Note: a) Adjusted G&A excludes separation, 123R, activist shareholder activities, & Rights plan expenses.
b) 2013 estimate includes corporate infrastructure investment to support growth.

Strong EBITDA Growth

KONA GRILL


Annual EBITDA
($ in millions)
$4.0
$3.9
$5.0
$8.8
$11.4
2008
2009
2010
2011
2012

Note: EBITDA excludes non-cash stock based compensation

Balance Sheet Supports Growth

KONA GRILL

- Growth-orientated balance sheet
  - $8.3 million cash balance
  - $20.0 million credit line
- Initiated $5 million stock buyback in May 2012
  - Purchased $3.2 million through March 2013

Select Balance Sheet Items

$Millions	March 2013	December 2012
Cash	$8.3	$8.0
Long-term debt	0.3	0.4

Compelling Unit Level Economics

KONA GRILL

Quality site selection & effective execution can lead to superior returns…

($ in thousands)

	Comp Units[1]
Restaurant sales	$4,200
Net cash investment[2]	$2,500
Restaurant cash flow	$790
% Margin	18.8%
Cash return on cash investment	**32%**

[1]Figures reflect averages for the 23 restaurants in the comparable base as of 12/31/12.
[2]Net of landlord tenant improvement allowance & excluding pre-opening expenses.

Key Take-Aways

- Unique concept: **differentiated upscale** **polished casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options
- Industry leading unit economics
- Strong cash-on-cash returns
- Significant profitability growth in 2012
- New store openings in 2013 and beyond



$11.4
$8.8
$5.0
$4.0
$3.9
08
09
10
11
12

EBITDA
($ in millions)

Kona Grill Contacts

KONA GRILL

Kona Grill, Inc.
7150 East Camelback Road, #220
Scottsdale, AZ 85251
Tel (480) 922-8100

Company Contact
Berke Bakay, CEO
Christi Hing, CFO

Investor Relations
Liolios Group
Cody Slach
Tel (949) 574-3860
KONA@liolios.com